UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2019

PIVOTAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38789	61-1898603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller The Chrysler Building 405 Lexington Avenue, 11th Floor New York, New York	10174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-818-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	PVT.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PVT	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	PVT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2019, Pivotal Acquisition Corp., a Delaware corporation (“Pivotal”), entered into an Agreement and Plan of Reorganization (“Merger Agreement”) by and among Pivotal, Pivotal Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Pivotal (“Merger Sub”), LD Topco, Inc. (“LD” or the “Company”) and Carlyle Equity Opportunity GP, L.P. (solely as representative of the stockholders of LD).

LD is the owner of KLDiscovery, a provider of technology-enabled services and software to help law firms, corporations, government agencies and consumers solve complex data challenges.

Pursuant to the Merger Agreement, Merger Sub will merge with and into LD, with LD surviving the merger (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, LD will become a wholly-owned subsidiary of Pivotal, with the stockholders of LD becoming securityholders of Pivotal.

Under the Merger Agreement, the stockholders of LD will receive an aggregate of 34,800,000 shares of Pivotal common stock. The stockholders of LD will also have the right to receive up to 2,200,000 shares of Pivotal common stock if the reported closing sale price of Pivotal’s common stock exceeds $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions) for any 20 consecutive trading days during the five-year period following the closing of the Transactions.

In connection with the Transactions, Pivotal Acquisition Holdings LLC, Pivotal’s sponsor from its initial public offering, will subject a certain number of its shares of Class B common to an additional lockup that will be released only if the last reported sale price of Pivotal’s common stock equals or exceeds $15.00 for a period of 20 consecutive trading days during the five-year period following the closing of the Transactions.

The stockholders of LD receiving shares of Pivotal’s common stock in connection with the Transactions will be subject to a 12-month lockup period for all shares of Pivotal’s common stock held by such persons, which period may be earlier terminated if the reported closing sale price of Pivotal’s common stock equals or exceeds $12.00 for a period of 20 consecutive trading days during a 30-trading day period commencing at least 150 days after the closing of the Transactions. This lockup is identical to the lockup previously agreed to by Pivotal’s sponsor and other holders of its Class B common stock issued prior to Pivotal’s initial public offering.

The Transactions are expected to be consummated in the third quarter of 2019, after the required approval by the stockholders of Pivotal and the fulfillment of certain other conditions.

The following summaries of the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the Merger Agreement and agreements entered into in connection therewith. The Merger Agreement is attached as an exhibit hereto and incorporated herein by reference.

Representations and Warranties

The Merger Agreement contains representations and warranties of LD relating, among other things, to proper organization and qualification; subsidiaries; capitalization, the authorization, performance and enforceability against LD of the Merger Agreement; absence of conflicts; consent, approval or authorization of governmental authorities; financial statements; absence of undisclosed liabilities; absence of certain changes or events; litigation; compliance with laws; material contracts; benefit plans; labor matters; tax matters; brokers’ fees; insurance; assets and real property; environmental matters; transactions with affiliates; internal controls; intellectual property matters; and permits.

The Merger Agreement contains representations and warranties of each of Pivotal and Merger Sub relating, among other things, to proper organization and qualification; subsidiaries; the authorization, performance and enforceability against Pivotal and Merger Sub of the Merger Agreement; absence of conflicts; litigation; consent, approval or authorization of governmental authorities; trust account; brokers’ fees; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, Sarbanes-Oxley Act and absence of undisclosed liabilities; transactions with affiliates; board approval; fairness opinion with respect to the Merger; business activities; tax matters; capitalization; and NYSE listing.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Pivotal and LD to cooperate in the preparation of the Registration Statement on Form S-4 required to be prepared in connection with the Transactions (the “Registration Statement”).

Conditions to Closing

General Conditions

Consummation of the Transactions is conditioned on approval by Pivotal’s stockholders. In addition, the consummation of the Transactions contemplated by the Merger Agreement is conditioned upon, among other things:

• all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired;

• no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

• Pivotal having at least $5,000,001 of net tangible assets remaining prior to the Merger after taking into account the holders of Pivotal’s public shares that properly demanded that Pivotal redeem their public shares for their pro rata share of the trust account;

• the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC which remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

• no material adverse effect with respect to Pivotal or the Company shall have occurred between the date hereof and the closing of the Transactions; and

• approval of the Transactions by the Company’s stockholders.

LD’s Conditions to Closing

The obligations of LD to consummate the Transactions are also conditioned upon, among other things:

• the accuracy of the representations and warranties of Pivotal and Merger Sub (subject to certain bring-down standards);

• performance of the covenants of Pivotal and Merger Sub required by the Merger Agreement to be performed on or prior to the closing;

• Pivotal executing the Registration Rights Agreement (defined below)

• Pivotal executing the Stockholders Agreement (defined below);

• Pivotal’s compliance with SEC reporting requirements;

• Pivotal having at least $175,000,000 available to it after payment to holders of Pivotal Class A common stock that seek redemption in connection with the Transactions and net of certain other expenses; and

• Pivotal’s Class A common stock to be issued pursuant to the Merger Agreement having been approved for listing on the New York Stock Exchange, subject only to official notice of issuance thereof and public holder requirements.

Pivotal’s and Merger Sub’s Conditions to Closing

The obligations of Pivotal and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

• the accuracy of the representations and warranties of LD (subject to certain bring-down standards);

• performance of the covenants of LD required by the Merger Agreement to be performed on or prior to the closing; and

• the termination of LD’s existing stockholders’ agreement.

Waivers

Either Pivotal or LD may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to Pivotal’s current amended and restated certificate of incorporation, Pivotal cannot consummate the proposed business combination if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Merger after taking into account the holders of public shares that properly demanded that Pivotal redeem their public shares for their pro rata share of the trust account.

Termination

The Merger Agreement may be terminated:

•	by mutual written consent of Pivotal and LD;

•

by either Pivotal or LD if the Transactions are not consummated on or before October 30, 2019, provided that the right to terminate the Merger Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;

•

by either Pivotal or LD if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and non-appealable;

•

by either Pivotal or LD if, immediately following consummation of the Merger, Pivotal will have less than $5,000,001 of net tangible assets following the exercise by the holders of shares of Pivotal’s common stock issued in Pivotal’s initial public offering of their redemption rights;

•

by either Pivotal or LD if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in material breach; or

•

by either Pivotal or LD if, at the Pivotal stockholder meeting called to approve the Transactions, the Transactions shall fail to be approved by the required vote (subject to any adjournment or recess of the meeting).

Registration Rights Agreement

The former holders of common stock of the Company and certain of Pivotal’s stockholders will enter into an agreement (“Registration Rights Agreement”) pursuant to which they will be granted certain rights to have registered, in certain circumstances, the resale under the Securities Act of the common stock of Pivotal held by them, subject to certain conditions set forth therein.

Stockholders Agreement

Certain former holders of common stock of the Company will enter into an agreement (“Stockholders Agreement”) pursuant to which they will be granted certain rights to nominate a majority of the board of directors of Pivotal for so long as they maintain ownership of a certain percentage interest in Pivotal.

LD Support Agreement

In connection with the execution of the Merger Agreement, stockholders of LD who hold a majority of the outstanding stock of LD entered into agreements (the “LD Support Agreements”) pursuant to which they have agreed to vote in favor of the Transactions at a meeting called to approve the Transactions by the LD stockholders (or to act by written consent approving the Transactions).

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Press Release

Attached as Exhibit 99.1 to this Report is the press release issued by the parties related to the proposed Transactions.

Investor Meetings

Attached as Exhibit 99.2 to this Report is the form of investor presentation to be used by Pivotal in presentations to certain of its stockholders and other persons interested in purchasing ordinary shares of Pivotal.

Additional Information

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, PIVOTAL INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING PIVOTAL’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTIONS WITH LD, AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

PIVOTAL AND LD AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED

INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF PIVOTAL’S DIRECTORS AND OFFICERS IN PIVOTAL’S FILINGS WITH THE SEC, INCLUDING PIVOTAL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, WHICH WAS FILED WITH THE SEC ON APRIL 1, 2019. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO PIVOTAL’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTIONS THAT PIVOTAL INTENDS TO FILE WITH THE SEC, WHICH WILL INCLUDE A PROXY STATEMENT AND PROSPECTUS FOR THE TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE INCLUDED IN THE REGISTRATION STATEMENT.

INVESTORS AND SECURITY HOLDERS OF PIVOTAL AND LD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT PIVOTAL AND LD ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY PIVOTAL WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE ON PIVOTAL’S WEBSITE AT WWW.PIVOTALAC.COM OR BY DIRECTING A WRITTEN REQUEST TO PIVOTAL ACQUISITION CORP., C/O GRAUBARD MILLER, 405 LEXINGTON AVENUE, 11TH FLOOR, NEW YORK, NEW YORK 10174.

SOME OF LD’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN PIVOTAL’S FILINGS WITH THE SEC. PIVOTAL AND LD BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF LD TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

THE FINANCIAL PROJECTIONS INCLUDED IN THIS REPORT AND THE EXHIBITS HERETO ARE FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND PIVOTAL’S AND LD’S CONTROL. WHILE ALL PROJECTIONS ARE NECESSARILY SPECULATIVE, PIVOTAL AND LD BELIEVE THAT THE PROSPECTIVE FINANCIAL INFORMATION COVERING PERIODS BEYOND TWELVE MONTHS FROM ITS DATE OF PREPARATION CARRIES INCREASINGLY HIGHER LEVELS OF UNCERTAINTY AND SHOULD BE READ IN THAT CONTEXT. THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS, AND ACTUAL RESULTS MAY BE MATERIALLY GREATER OR MATERIALLY LESS THAN THOSE CONTAINED IN THE PROJECTIONS. THE INCLUSION OF PROJECTIONS IN THIS REPORT AND THE EXHIBITS HERETO SHOULD NOT BE REGARDED AS AN INDICATION THAT PIVOTAL AND LD, OR THEIR REPRESENTATIVES, CONSIDERED OR CONSIDER THE PROJECTIONS TO BE A RELIABLE PREDICTION OF FUTURE EVENTS.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF PIVOTAL OR LD, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER PIVOTAL NOR LD UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE LD’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND LD’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THIS REPORT AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN PIVOTAL AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN PIVOTAL.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS WILL BE CONTAINED IN PIVOTAL’S FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING PIVOTAL AND LD, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO PIVOTAL AND LD OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER PIVOTAL NOR LD UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Agreement and Plan of Reorganization, dated as of May 20, 2019, by and among Pivotal Acquisition Corp., Pivotal Merger Sub Corp., LD Topco, Inc. and Carlyle Equity Opportunity GP, L.P. (solely as representative of the stockholders of LD Topco, Inc.) *

99.1	Press release dated May 20, 2019

99.2	Investor Presentation

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Pivotal agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2019		PIVOTAL ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
Chief Executive Officer